               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                               2000 Annual Report

TABLE OF CONTENTS

                                                                            Page
--------------------------------------------------------------------------------
Manager Profile
Investment Policies & Objectives
President's Letter                                                             1
Portfolio Manager's Discussion                                                 3
Portfolio Performance                                                          5
Annual Performance of the Fund vs. Indices                                     5
Total Fund Investments                                                         5
Common Stock Market Prices and
   Net Asset Value History                                                     6
Dividend History                                                               6
Tax Information                                                                7
FINANCIAL STATEMENTS:
   Statement of Net Assets                                                     8
   Statement of Operations                                                    13
   Statements of Changes in Net Assets                                        14
   Financial Highlights                                                       15
   Notes to Financial Statements                                              16
   Report of Independent Accountants                                          18
Directors & Officers of the Fund                                              19
Corporate Information                                                         20


MANAGER PROFILE

   Throughout its history, your Fund has been managed by investment affiliates of Lincoln National Corporation (LNC). Through the end of the Fund's fiscal year, Lincoln Investment Management, Inc. served as the Fund's investment adviser, and Delaware Management Company served as the Fund's sub-adviser. As a result of the consolidation of the investment management business of LNC, Delaware Management Company became the Fund's investment adviser effective on January 1, 2001. Delaware Management Company is a series of Delaware Management Business Trust, a wholly-owned subsidiary of LNC. The personnel responsible for the day-to-day management of the Fund did not change as a result of these new advisory arrangements.

   In 1993, Robert Schwartz became the portfolio manager for the Fund. Mr. Schwartz previously managed convertible security portfolios for Salomon Brothers Asset Management and First Boston Asset Management. Mr. Schwartz also spent four years as a Senior Research Associate at Morgan Stanley, specializing in quantitative analysis. Mr. Schwartz received an MBA from New York University in 1987, and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

INVESTMENT POLICIES & Objectives

   The Fund's primary investment objective is to provide a high level of total return through a combination of capital appreciation and current income. Nearly all of the Fund's net investment income will be distributed through regular dividends to shareholders. Net short-term capital gains, if any, will be distributed annually in cash, provided the Fund does not have a capital loss carry forward. Net realized long-term gains will be retained to increase the size of the Fund's asset base.
   The investment portfolio will contain primarily convertible securities, including some private placement convertible securities. The Fund also may invest in publicly traded fixed-income securities and preferred and common stocks.
   The Fund may borrow to purchase securities in an amount not exceeding 331/3 percent of net assets, but, as of December 31, 2000, the Fund has chosen not to do so. The Fund may also invest in non-dollar denominated securities, however, as of December 31, 2000, has chosen not to do so.

SHARE BUY-BACK

   The Fund's Board of Directors has authorized the Fund to conduct a share buy-back program. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
PRESIDENT'S LETTER TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2000

Dear Shareholder:

   This past year was one of the most volatile and disappointing years in the U.S. equity market's history. The year began with a promising enough start. The trends that helped the Fund post large gains in 1999 continued into the first quarter, and the Fund performed well. However, from mid-March onwards, the market could only manage brief rallies within the context of a substantial decline. The market's sell-off peaked in November, leading to a horrendous fourth quarter for most investors. All of the major equity indices finished the year with significantly negative fourth quarters. The technology laden Nasdaq composite fell the most, turning in a negative 32% return for the final quarter and a 39% decline for the year. The more diversified S&P 500 fared better, losing 10% for the year, which was its worst return since 1974.
   The year marked not only a halt to the tremendous bull market, but a major change in the market's internal dynamics. Over the previous few years only high growth stocks had appreciated significantly. Investors had discarded traditional valuation tools and momentum was the dominant investing discipline. This phenomenon began to reverse in the second quarter as growth rates began to falter for some of the market leaders. As the correction progressed investors not only stopped throwing money at unproven companies but cut-off their flow of capital almost completely. Valuations of many large growth companies were significantly reduced and valuations of earlier stage companies in the internet, telecommunications, and technology sectors corrected dramatically. The change in dynamics is also illustrated by the dramatic outperformance of value funds over growth funds during 2000, the first such occurrence in many years.
   Convertibles were not immune to the equity market's problems. The convertible market has always been predominately a growth oriented universe, and entering 2000 two of the convertible market's largest industries were technology and telecommunications. These two industries were the hardest hit equity sectors. Another problem for the market was the overall high level of equity sensitivity. The large gains for convertibles in late 1999 and early 2000 caused the typical convertible security to be very equity sensitive, positioning convertibles poorly for the correction. Beyond the equity related problems, convertible performance was also hampered by a high yield market that was facing it's toughest time in a decade. The increase in credit spreads among lower quality credits prevented much fixed income price support for convertible bonds as their underlying equities fell. The combination of negative factors affecting the convertible market caused the worst convertible performance in history. All of the convertible indices were down significantly, and most were down 10% or more.
   The Fund's performance was hurt by all of the negative influences in the marketplace. The most significant negatives for the Fund were our substantial holdings in the technology and telecommunications sectors, and a historically high degree of equity sensitivity. The Fund's net asset value (NAV) finished the year at $17.19, down from $21.59 at the end of the previous year. The Fund's NAV return was (16.85%) after adjusting for dividends reinvested. Dividends declared for 2000 totaled $.88. The year-end NAV was reduced by $0.816 of long-term capital gains tax that the Fund has paid, but for which shareholders will receive a tax credit. The share price closed the year at $14.75 compared to $16.00 at year-end 1999. The discount at year-end 2000 was 14%, a reduction from the 25% discount at year-end 1999. The Fund's management instituted a share buyback program in early 2000 in an effort to help reduce the discount to NAV at which the shares were trading. Shares have been repurchased steadily through the year and the program is ongoing.

   At the end of 1999's first quarter we cut our dividend and renewed our focus on fundamental analysis of the underlying equity. This strategy has been successful, even after taking into account the difficult time the Fund had in 2000. From March 31,1999 through year-end 2000 the Fund has returned 26.9% after expenses, compared to the Merrill Lynch Convertible Securities Index return of 19.2%. We retain this strategy going forward but plan to increase our emphasis on the risk control characteristics of convertible securities. We lessened our focus on these measures in 1999 as the markets had not rewarded risk control measures for a number of years. We expect a more traditional investing environment in the future, and expect our historic philosophy of investing in dynamic companies through lower risk convertible securities to be well rewarded.
   We are cautiously optimistic for 2001. Much of the valuation excesses have been removed from the equity markets. Although many of the underlying equities in the convertible market are seeing a slowdown in earnings, they still have strong long-term outlooks. Their year-end valuations are in many cases discounting worst case scenarios, and their equities and convertibles may be poised to rally significantly from these levels. Credit spreads are at historically wide levels and, in our view, should not weigh negatively on the market going forward. We are also seeing new issuance from a diversified industry base that will provide for a wider universe of possible investments. The economic backdrop is another positive with recession already anticipated by the markets and the Federal Reserve in an easing mode. We believe that these factors, combined with investor's increased appreciation of risk control, should help the Fund have a positive 2001.


Sincerely,

/s/ David K. Downes
-----------------------
David K. Downes
President
February 5, 2001

PORTFOLIO MANAGER'S DISCUSSION FOR THE YEAR ENDED DECEMBER 31, 2000 Robert D. Schwartz
Vice President/Portfolio Manager
February 5, 2001

WHAT IS A CONVERTIBLE SECURITY AND WHY ARE THEY ATTRACTIVE INVESTMENT VEHICLES? Eighty-five percent of the convertible securities that we invest in are either convertible bonds or convertible preferreds. These securities are the same as regular fixed income securities with preset coupon or dividend rates, and in most cases have a fixed maturity or redemption date. What makes a convertible different is that a convertible security also gives the holder an option to convert into a fixed number of shares of an underlying common stock. This conversion option makes the value of the convertible increase as the underlying equity increases. Importantly however, if the value of the equity decreases, the convertible still has its fixed income characteristics to support its price. Therefore convertibles have the upside potential of common stocks, but also have extra protection if the underlying equity falls.

CAN YOU DESCRIBE YOUR APPROACH TO INVESTING IN CONVERTIBLE SECURITIES?
Our strategy first focuses on equity selection, since movement in the underlying equity is what determines most of the variability in the price of a convertible security. We search for companies that we believe are undergoing significant positive fundamental change that will result in increased earnings or cashflow, and therefore have an increasing stock price. Positive change is typically found in companies that have new product cycles, have made a recent acquisition or undergone a restructuring, or whose industry is facing improved fundamentals. These companies have tremendous potential, but also have increased investment risk. Convertible securities are an excellent investment vehicle in these dynamic situations. We look for a security that will allow us to capture the unlimited upside of an equity investment but provide additional protection and income should the expected equity potential not be realized. The combination of these factors gives us a return profile that has produced positive results over the years.

CAN YOU GIVE AN EXAMPLE OF ONE OF YOUR HOLDINGS AND EXPLAIN HOW IT FITS YOUR INVESTMENT PHILOSOPHY AND OUTLOOK?
One of our current and longtime holdings is Comverse Technology. Comverse manufactures hardware and software that allows telecommunications companies around the world provide enhanced services such as voice mail, call forwarding, and unified messaging. We first purchased a Comverse convertible in 1995 when Comverse was just beginning to penetrate the market for enhanced services in the exploding wireless marketplace. As new wireless entrants were entering the communications market, they required new services to attract and retain customers. Comverse successfully provided these services and now dominates this market. Comverse's growth has continued to accelerate as wireless penetration continues to expand throughout the world. Comverse's products are now being extended to new types of wireless devices. We have owned four different convertibles issued by Comverse, choosing the most attractive risk profile when appropriate.

THE FUND HAD A DIFFICULT YEAR IN 2000. WHY DID THIS HAPPEN AND WHAT CAN THE FUND DO TO GUARD AGAINST THIS IN THE FUTURE?
The largest risk for a convertible security is usually a significant decline in the price of the underlying equity. The convertible's sensitivity to a decline in the underlying equity price is primarily determined by the security's price level, conversion premium, yield, credit risk, and security type. The overall level of risk is also determined by the diversification in a portfolio. In 2000, the convertible market and the Fund performed poorly due to a number of these factors being aligned. The concentrated issuance in recent years in the technology and telecommunications sectors reduced overall sector diversification. These sectors, as well as other growth sectors in the market had performed strongly in 1999, leading to a high degree of equity sensitivity. (As the underlying equity moves higher the convertible becomes more sensitive to movements in the equity price.) The appreciation had also reduced yields, increasing another risk factor. Finally, the technology and telecommunications sectors traditionally have weaker credit ratings and were susceptible to the poor credit environment.
   As a manager we allowed our risk control measures to deteriorate along with the market, and were focused on longer-term fundamentals, and reducing the tax effects of rebalancing the portfolio. In the future we will be more proactive adjusting our sector weightings, swapping to more defensive issues when necessary, owning more defensive security types where applicable, and adding more balance to our credit profile.

CAN YOU DESCRIBE THE PORTFOLIO CHARACTERISTICS OF THE FUND?
Let's start with the composition of the underlying equities of the Fund. We own primarily securities of mid-sized growth companies. Our median market capitalization is $2.0 billion and our average capitalization is $9.1 billion. On the convertible side, we have a median conversion premium of 17% and a weighted-average premium of 43%. The current yield of our holdings was approximately 5.5%, with an adjusted yield (using yield-to-maturity for discount bonds) of 7.6%. These figures show a more balanced portfolio than the previous year when our conversion premiums and yields were much lower. Another figure that shows the type of convertible we hold is the percent of par that our securities are priced at. Our median percentage was 90%, implying our typical holding was a bit more defensive than a new issue convertible. The average was 118% of par. The average is skewed higher due to a few positions that are priced much higher than par. These figures are also significantly lower than year-end 1999. Another snapshot that shows the change in the portfolio to start 2001 is the composition of our top 10 positions. The list consists of energy, financial, healthcare, technology, and diversified companies. The list was much more concentrated in technology and telecommunications the previous year.

OUR OUTLOOK AND STRATEGY FOR 2001.
We have a positive outlook for 2001. Interest rates are declining as we start the year. The equity market has already discounted a slowdown in earnings growth. Valuations of equities and convertibles have cheapened considerably at year-end. With the convertible market at record size and issuer diversity increasing, we see many attractive investment opportunities to choose from. Our strategy will be to look for positive fundamentals in the underlying equities and use attractive convertible securities when possible to provide a positive risk/reward profile for our investments. We plan on increasing our focus on risk control in the portfolio to prevent another negative year like 2000. We believe there will be good growth in selective technology sectors, as well as in the healthcare and energy industries. We expect a slowing economy in the early part of the year. The time it takes for the economy to return to a growth path will determine the relative attractiveness of other industries and the overall level of returns for the year.

PORTFOLIO PERFORMANCE
As of December 31, 2000

The graph to the right presents the cumulative market and net asset value total return for the Fund compared to the First Boston Convertible Securities Index. The graph shows the results for each category of what $ 10,000 invested in 1990 would have grown to by December 31, 2000 assuming reinvestment of dividends. Performance of the Fund and the First Boston Convertible Securities Index at market value is based on market performance during the period. Performance of the Fund at net asset value is based on the fluctuations in net asset value during the period. Investments in the Fund are not available at net asset value. Past performance does not guarantee future results. You cannot invest directly in an index.

                                   1990     1991     1992     1993     1994     1995     1996    1997      1998     1999    2000
Lincoln National
 Convertible Securities Fund
 (NAV)                           $10,000  $14,089  $15,677  $20,074  $19,681  $23,536  $28,342  $32,075  $30,442  $42,187  $35,078
First Boston Convertible
 Securities Index                $10,000  $12,916  $15,189  $18,010  $17,163  $21,231  $24,161  $28,244  $30,100  $42,850  $38,132
Lincoln National
 Convertible Securities
 Fund (Market)                   $10,000  $14,447  $17,374  $23,344  $19,961  $23,868  $29,682  $34,888  $29,156  $35,445  $34,516


ANNUAL PERFORMANCE OF LINCOLN NATIONAL
CONVERTIBLE SECURITIES FUND, INC. VS. INDICES*

                                                                                                                   CUMULATIVE 5 YR.
                                                        2000        1999         1998        1997         1996    RETURN ANNUALIZED
------------------------------------------------------------------------------------------------------------------------------------
LN Convertible Securities Fund (at NAV)              (16.85%)     38.58%       (5.09%)     13.17%       20.42%               10.83%
First Boston Convertible Securities Index            (11.01%)     42.36%        6.57%      16.90%       13.80%               13.72%
Merrill Lynch Convertible Securities Index            (7.53%)     39.56%        8.93%      19.57%       15.90%               15.29%
Lipper Convertible Securities Closed-End
   Fund Average                                        4.82%      22.33%        4.40%      17.80%       14.40%               12.75%
Standard & Poor's 500 Index                          (10.14%)     19.53%       26.67%      33.36%       22.94%               18.47%
Russell 2000 Index                                    (4.20%)     19.62%       (3.45%)     22.40%       16.50%               10.17%
Lehman Gov't/Corporate Bond Index                     11.85%      (2.15%)       8.29%       9.80%        2.90%                6.14%

* Dividends Reinvested

TOTAL FUND INVESTMENTS
At Market or Fair Values As of December 31,

                                                  2000                    1999
                                            (000)   % of Total        (000)  % of Total
----------------------------------------------------------------------------------------
Convertible & Public Debt Securities      $54,104          51%     $65,314          47%
Convertible Preferred Stocks               38,110          36%      57,104          42%
Common Stocks                              12,883          12%      12,963           9%
Short-Term Investments                      6,894           6%       2,500           2%
Other Assets Under Liabilities             (5,764)         -5%        (301)          0%
----------------------------------------------------------------------------------------
   TOTAL NET ASSETS                      $106,227         100%    $137,580         100%

COMMON STOCK MARKET PRICES AND NET ASSET VALUE HISTORY

2000
                           MARKET PRICES AND VOLUMES                              NET ASSET VALUE
                   HIGH        LOW         CLOSE        VOLUME              HIGH         LOW         CLOSE
-------------------------------------------------------------------------------------------------------------
1st Quarter      $20.875     $15.688      $20.313      1,223,400           $26.89      $20.24       $25.10
2nd Quarter       18.688      15.625       18.688        431,300            25.10       21.41        22.70
3rd Quarter       19.000      17.750       18.375        404,300            23.75       21.37        22.43
4th Quarter       18.625      14.500       14.750        428,300            22.20       17.02        17.19


1999
                           MARKET PRICES AND VOLUMES                              NET ASSET VALUE
                   HIGH        LOW         CLOSE        VOLUME              HIGH         LOW         CLOSE
-------------------------------------------------------------------------------------------------------------
1st Quarter      $15.438     $12.813      $12.813        739,200           $16.96      $15.52       $15.63
2nd Quarter       14.250      13.875       14.000        870,500            17.07       15.65        17.07
3rd Quarter       13.688      13.625       13.875        546,500            17.99       16.73        16.73
4th Quarter       16.063      15.750       16.000        999,400            21.59       16.28        21.59


1998
                           MARKET PRICES AND VOLUMES                              NET ASSET VALUE
                   HIGH        LOW         CLOSE        VOLUME              HIGH         LOW         CLOSE
-------------------------------------------------------------------------------------------------------------
1st Quarter      $18.625     $16.625      $18.500        866,100           $19.75      $17.76       $19.78
2nd Quarter       19.063      16.750       16.813        536,700            19.88       18.64        19.18
3rd Quarter       17.375      13.500       14.625        529,300            19.39       15.04        15.04
4th Quarter       16.125      13.125       14.000        645,300            16.36       13.70        16.36

Shares are listed on the New York Stock Exchange under the trading symbol LNV.

DIVIDEND HISTORY
The table below shows the common dividend per share history.

                   ANNUAL                  ANNUAL
YEAR              DIVIDEND      YEAR      DIVIDEND
----------------------------------------------------
1988 and Prior     $0.95        1995        $1.64
1989                1.57        1996         3.33
1990                1.02        1997         2.76
1991                1.02        1998         0.96
1992                2.14        1999         0.86
1993                2.92        2000         0.88
1994                1.08

TAX INFORMATION
   Income dividends received by a shareholder must be reported for federal income tax purposes as ordinary income. The Fund distributed $0.88 per share to common shareholders for the tax year 2000. Common dividend payments made in April, July, October and mid-January 2001 are taxable in the 2000 tax year.
   In accordance with the Tax Reform Act of 1986, regulated investment companies are required to distribute at least 98 percent of their net investment income earned in the calendar year to avoid a four percent federal excise tax on undistributed net investment income and undistributed capital gains for the 12 months ended October 31. Under the act, dividends declared in December, payable to shareholders of record on a date in December and paid before the following February first, are treated as paid by the Fund and received by the shareholders in December.
   The extent to which the following dividend payments qualify (as provided by the Internal Revenue Code and subject to certain limitations set forth therein) for the dividend received deduction for corporations is shown in the table below:


Corporation's Dividend Received Deduction--Percent                2.52%
Corporation's Dividend Received Deduction--$ Per Share          $0.0233

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2000

INVESTMENTS -- NOTES A&B                                   PAR       MARKET OR
CONVERTIBLE BONDS (50.9%)                                AMOUNT      FAIR VALUE
--------------------------------------------------------------------------------
BUILDING & MATERIALS (2.6%)
EMCOR Group
   5.75%, 4/1/05                                       $2,675,000   $ 2,748,563
                                                                    -----------
                                                                      2,748,563
                                                                    -----------
CABLE, MEDIA & PUBLISHING (1.8%)
Getty Images
   5.00%, 3/15/07                                       1,500,000     1,141,875
Getty Images 144A
   5.00%, 3/15/07                                       1,000,000       761,250
                                                                    -----------
                                                                      1,903,125
                                                                    -----------
COMPUTERS & TECHNOLOGY (12.9%)
Activision
   6.75%, 1/1/05                                        3,260,000     2,970,675
CNET Networks
   5.00%, 3/1/06                                        2,000,000     1,342,500
DoubleClick
   4.75%, 3/15/06                                       2,900,000     1,667,500
HNC Software
   4.75%, 3/1/03                                          550,000     1,524,875
Mail.com
   7.00%, 2/1/05                                        3,250,000       463,125
May & Speh
   5.25%, 4/1/03                                          460,000       924,025
Redback Networks
   5.00% 4/1/07                                         1,500,000       871,875
Tecnomatix Technologies
   5.25%, 8/15/04                                         795,000       518,738
Tecnomatix Technologies 144A
   5.25%, 8/15/04                                       2,615,000     1,706,288
USInternetWorking
   7.00%, 11/1/04                                       3,500,000     1,767,500
                                                                    -----------
                                                                     13,757,101
                                                                    -----------
COMMERCIAL SERVICES (0.4%)
Personnel Group of America
   5.75%, 7/1/04                                          985,000       392,769
                                                                    -----------
                                                                        392,769
                                                                    -----------
CONSUMER PRODUCTS (0.4%)
Action Performance 144A
   4.75%, 4/1/05                                        1,540,000       377,300
                                                                    -----------
                                                                        377,300
                                                                    -----------
ELECTRONICS & ELECTRICAL EQUIPMENT (9.3%)
Advanced Energy
   5.25%, 11/15/06                                      3,000,000     2,373,750
Amkor Technology
   5.00%, 3/15/07                                       1,500,000       988,125
Atmel
   0.00%, 4/21/18                                       1,399,000       972,305
LSI Logic 144A
   4.25%, 3/15/04                                       1,000,000     1,256,250


The accompanying notes are an integral part of the financial statements.

                                                            PAR     MARKET OR
CONVERTIBLE BONDS (CONTINUED)                             AMOUNT    FAIR VALUE
--------------------------------------------------------------------------------
ELECTRONICS & Electrical Equipment (continued)
Sanmina 144A
   4.25%, 5/1/04                                       $1,000,000   $ 1,861,250
SCI Systems
   3.00%, 3/15/07                                       2,000,000     1,582,500
Transwitch
   4.50%, 9/12/05                                       1,000,000       890,000
                                                                    -----------
                                                                      9,924,180
                                                                    -----------
HEALTHCARE & Pharmaceuticals (15.6%)
Alkermes
   3.75%, 2/15/07                                       1,000,000       656,250
Alkermes 144A
   3.75%, 2/15/07                                       1,500,000       984,375
Amerisource Health 144A
   5.00%, 12/1/07                                       1,600,000     1,896,000
CuraGen
   6.00%, 2/2/07                                        1,500,000     1,048,125
CV Therapeutics 144A
   4.75%, 3/7/07                                        2,500,000     3,109,375
Inhale Therapeutic Systems 144A
   5.00%, 2/8/07                                        1,500,000     2,105,625
Invitrogen
   5.50%, 3/1/07                                        2,000,000     2,397,500
Protein Design Labs 144A
   5.50%, 2/15/07                                       1,575,000     2,157,750
Res-Care
   6.00%, 12/1/04                                         510,000       247,350
Res-Care 144A
   6.00%, 12/1/04                                         120,000        58,200
Sabratek+
   6.00%, 4/15/05                                         825,000       207,281
Sabratek 144A+
   6.00%, 4/15/05                                       1,355,000       340,444
Sepracor 144A
   7.00%, 12/15/05                                      1,000,000     1,412,500
                                                                    -----------
                                                                     16,620,775
                                                                    -----------
TELECOMMUNICATIONS (5.2%)
Antec
   4.50%, 5/15/03                                          90,000        47,588
Antec 144A
   4.50%, 5/15/03                                       1,175,000       621,281
Comverse Technology
   1.50%, 12/1/05                                       2,500,000     2,853,125
Global Telesystems
   5.75%, 7/1/10                                        3,400,000       102,000
Juniper Networks
   4.75%, 3/15/07                                         500,000       521,875
Oni Systems
   5.00% 10/15/05                                         250,000       163,750
Oak Industries 144A
   4.88%, 3/1/08                                          190,000       665,713


The accompanying notes are an integral part of the financial statements.

                                                           PAR       MARKET OR
CONVERTIBLE BONDS (CONTINUED)                            AMOUNT     FAIR VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Oak Industries
   4.88%, 3/1/08                                        $ 160,000   $   560,600
                                                                    -----------
                                                                      5,535,932
                                                                    -----------
MISCELLANEOUS (2.7%)
Tyco International
   0.00%, 11/17/20                                      3,700,000     2,844,375
                                                                    -----------
                                                                      2,844,375
                                                                    -----------
   TOTAL CONVERTIBLE BONDS (cost $60,869,445)                        54,104,120
                                                                    -----------

                                                          NUMBER
COMMON STOCK (12.1%)                                    OF SHARES
--------------------------------------------------------------------------------
BUILDINGS & MATERIALS (1.4%)
Royal Group Technologies Ltd.*                            124,682     1,550,732
                                                                    -----------
                                                                      1,550,732
                                                                    -----------
CABLE, MEDIA & PUBLISHING (0.00%)
Pegasus Communications*                                        30           773
UnitedGlobalCom Class A*                                      751        10,232
                                                                    -----------
                                                                         11,005
                                                                    -----------
COMPUTERS & TECHNOLOGY (1.2%)
SONICblue*                                                305,000     1,258,125
                                                                    -----------
                                                                      1,258,125
                                                                    -----------
ELECTRONICS & ELECTRICAL EQUIPMENT (6.1%)
Cirrus Logic*                                             108,632     2,036,850
Credence Systems*                                          95,000     2,185,000
Flextronics International*                                 60,684     1,729,494
LSI Logic*                                                 30,000       512,700
                                                                    -----------
                                                                      6,464,044
                                                                    -----------
RETAIL (1.7%)
Lowe's Companies                                           40,000     1,780,000
                                                                    -----------
                                                                      1,780,000
                                                                    -----------
TELECOMMUNICATIONS (1.7%)
Efficient Networks*                                        68,300       913,513
Gilat Satellite Networks Ltd.                              31,800       810,900
Intermedia Communications*                                  5,047        36,275
Winstar Communications*                                     4,588        53,616
                                                                    -----------
                                                                      1,814,304
                                                                    -----------

   TOTAL COMMON STOCK (cost $18,887,392)                             12,878,210
                                                                    -----------

CONVERTIBLE PREFERRED STOCKS (35.9%)
--------------------------------------------------------------------------------
AUTOMOBILES & AUTO PARTS (1.5%)
Tower Automotive Capital Trust 6.75%                       45,650     1,232,550
Tower Automotive Capital Trust 144A 6.75%                  12,125       327,375
                                                                    -----------
                                                                      1,559,925
                                                                    -----------
BANKING, FINANCE & INSURANCE (6.4%)
DECS Trust V - Crown Castle 7.25%                         100,000     2,425,000
Sovereign Capital Trust II 7.50%                           90,000     4,365,000
                                                                    -----------
                                                                      6,790,000
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF     MARKET OR
CONVERTIBLE PREFERRED STOCKS (CONTINUED)                 SHARES      FAIR VALUE
--------------------------------------------------------------------------------
CABLE, MEDIA & PUBLISHING (1.6%)
Pegasus Communications 6.50%                             15,000     $   813,750
UnitedGlobalCom 7.00%                                    11,900         248,413
UnitedGlobalCom 144 A 7.00%                              30,000         626,250
                                                                    -----------
                                                                      1,688,413
                                                                    -----------
COMPUTERS & TECHNOLOGY (0.2%)
Psinet 6.75%                                             75,000         178,125
                                                                    -----------
                                                                        178,125
                                                                    -----------
CONSUMER PRODUCTS (0.5%)
Budget Group Capital Trust 6.25%                         33,380         584,150
                                                                    -----------
                                                                        584,150
                                                                    -----------
ENERGY (18.4%)
AES Trust III 6.75%                                      26,000       2,236,000
Calpine Capital Trust II 5.00%                           30,000       2,805,000
El Paso Energy Capital Trust I 4.75%                     34,600       3,079,400
Kerr-McGee 5.50%                                         65,000       3,583,125
Pogo Trust I 6.50%                                       68,400       5,001,750
Reliant Energy 2.00%                                     16,000         842,000
Unocal Capital Trust 6.25%                               39,200       1,984,500
                                                                    -----------
                                                                     19,531,775
                                                                    -----------
HEALTHCARE & PHARMACEUTICALS (3.6%)
Biovail 6.75%                                            50,000       3,575,000
Hybridon 6.50%                                           18,314         201,454
                                                                    -----------
                                                                      3,776,454
                                                                    -----------
TELECOMMUNICATIONS (2.5%)
DECS Trust VI 6.25%                                      30,000         686,250
Intermedia Communications 7.00%                          50,000         462,500
Omnipoint 7.00%                                           6,000         898,500
Winstar Communications 7.25% Series F                    15,000         637,500
                                                                    -----------
                                                                      2,684,750
                                                                    -----------
TRANSPORTATION (1.2%)
Union Pacific Capital Trust 6.25%                        28,000       1,316,000
                                                                      1,316,000
                                                                    -----------
   TOTAL CONVERTIBLE PREFERRED STOCKS (cost $40,620,940)             38,109,592
                                                                    -----------

WARRANTS (0.0%)
--------------------------------------------------------------------------------
Hybridon Warrants*                                         92,359         4,618
                                                                    -----------
   TOTAL WARRANTS (cost $0)                                               4,618
                                                                    -----------



The accompanying notes are an integral part of the financial statements.

                                                          PAR        MARKET OR
SHORT-TERM INVESTMENTS (6.5%)                            AMOUNT     FAIR VALUE
--------------------------------------------------------------------------------
Goldman Sachs Group
 6.62%, 1/10/01                                        $3,000,000  $  2,995,050
UBS Finance
 6.50%, 1/2/01                                          3,900,000     3,899,296
                                                                   ------------
   TOTAL SHORT-TERM INVESTMENTS (cost $6,893,346)                     6,894,346
                                                                   ------------

   TOTAL MARKET VALUE OF SECURITIES (105.4%)
    (cost $127,272,122)                                            $111,990,886
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS (-5.4%)              (5,763,782)
                                                                   ------------

NET ASSETS APPLICABLE TO 6,179,775 SHARES
($0.001 PAR VALUE) OUTSTANDING (100.00%)                            106,227,104
                                                                   ------------
NET ASSET VALUE PER SHARE OF COMMON STOCK OUTSTANDING              $      17.19
                                                                   ============
Common Stock, par value $.001 per share
 (authorized 20,000,000 shares),
   issued and outstanding 6,179,775 shares                         $      6,180
Proceeds in excess of par value of shares issued                    121,343,186
Undistributed net investment income                                     243,135
Accumulated net realized loss on investments (net of taxes)             (84,161)
Net unrealized depreciation of investments                          (15,281,236)
                                                                   ------------
   TOTAL NET ASSETS                                                $106,227,104
                                                                   ============
*Non-Income producing security.
+Non-Income producing security. Security is currently in default.


The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000


INVESTMENT INCOME:
   Dividends                                                       $  3,918,047
   Interest                                                           3,530,627
--------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                                            7,448,674

EXPENSES:
   Management fees - Note C                                           1,213,443
   Legal fees                                                           350,511
   Reports to shareholders                                               80,330
   Directors fees                                                        58,953
   Professional fees                                                     33,291
   New York Stock Exchange fee                                           30,670
   Stock transfer & dividend disbursing fees                              9,500
   Custodian fees                                                         8,722
   Other                                                                 13,873
--------------------------------------------------------------------------------
                                                                      1,799,293
--------------------------------------------------------------------------------
Expenses absorbed or waived                                             (66,350)
--------------------------------------------------------------------------------
Expenses paid indirectly                                                 (8,722)
--------------------------------------------------------------------------------
   TOTAL OPERATING EXPENSES                                           1,724,221

NET INVESTMENT INCOME                                                 5,724,453

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss)
 on investment transactions                                          16,811,239
Net change in unrealized appreciation
 (depreciation) of investments                                      (39,914,380)
Income tax on undistributed realized gain - Note A                   (5,108,911)
--------------------------------------------------------------------------------
   NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS             (28,212,052)
--------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $(22,487,599)
--------------------------------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                        Year Ended December 31,
                                                        -----------------------
                                                           2000        1999
--------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
Net investment income                                  $ 5,724,453  $ 5,418,931
Net realized gain (loss) on investments
 (net of taxes)                                         11,702,328  (2,080,085)
Net change in unrealized appreciation
 (depreciation) of investments                         (39,914,380)  35,494,440
--------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                          (22,487,599)  38,833,286

CHANGES FROM CAPITAL SHARE TRANSACTIONS:
   Retirement of shares repurchased through
    Buy-Back program - Note E                           (3,353,064)         --
--------------------------------------------------------------------------------
   NET DECREASE FROM CAPITAL SHARE TRANSACTIONS         (3,353,064)         --

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders from
 net investment income                                  (5,511,956)  (5,480,114)
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                  (5,511,956)  (5,480,114)

   TOTAL INCREASE (DECREASE) IN NET ASSETS             (31,352,619)  33,353,172
--------------------------------------------------------------------------------
NET ASSETS, AT BEGINNING OF PERIOD                     137,579,723  104,226,551
NET ASSETS, AT END OF PERIOD                          $106,227,104 $137,579,723
--------------------------------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS

                                                                                              YEAR ENDED DECEMBER 31,
                                                                          ----------------------------------------------------------
(SELECTED DATA FOR EACH COMMON STOCK
OUTSTANDING THROUGHOUT THE PERIOD)                                          2000        1999         1998        1997         1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                        $21.590      $16.36       $18.24      $18.92       $18.71
Income from investment operations:
Net investment income1                                                       0.91        0.84         0.97        0.93         0.92
Anti-dilutive impact due to capital shares repurchased                       0.12          --           --          --           --
Net realized and unrealized gain (loss) on investments
 (net of taxes)                                                             (4.55)       5.25        (1.89)       1.15         2.62
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                                         (3.52)       6.09        (0.92)       2.08         3.54

LESS DISTRIBUTIONS:
Dividends from net investment income                                        (0.88)      (0.86)       (0.96)      (1.00)       (0.98)
Distributions from net realized gains                                          --          --           --       (1.76)       (2.35)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                                        (0.88)      (0.86)       (0.96)      (2.76)       (3.33)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                               $17.19      $21.59       $16.36      $18.24       $18.92
------------------------------------------------------------------------------------------------------------------------------------

Per Share Market Value, End of Year                                        $14.75      $16.00       $14.00      $17.81       $17.50
Total Investment Return (based on Market Value)                            (2.62%)     21.57%      (16.43%)     17.54%       24.36%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                  $106,227    $137,580     $104,227    $116,057     $120,431
Ratio of expenses to average net assets                                     1.23%       1.05%        1.15%       1.05%        1.05%
Ratio of expenses to average net assets prior
   to expenses waived and expenses paid indirectly                          1.28%       1.06%        1.15%       1.05%        1.05%
Ratio of net investment income to average net assets                        4.10%       4.98%        5.52%       4.64%        4.50%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                 4.05%       4.97%        5.52%       4.64%        4.50%
Portfolio turnover                                                        120.68%     128.32%      151.68%     141.85%      134.85%

(1) Per share information was based on the average shares outstanding method.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

Lincoln National Convertible Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LNV.

NOTE A -- SUMMARY OF ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

INVESTMENTS

Cost represents original cost except in those cases where there is original-issue discount as defined by the Internal Revenue Service, and in those cases the cost figure shown is amortized cost. Original-issue discount is being amortized over the lives of the respective securities.
   Investments in equity securities traded on a national exchange are valued at their last sale price at the close of that exchange; if on a particular day an exchange-listed security does not trade, then the mean between the bid and asked will be used. Equity securities traded on the over-the-counter market are valued at the last sale price at the time of the close of the New York Stock Exchange. If a non-exchange listed security does not trade on a particular day, then the mean between the bid and asked price will be used as long as it continues to reflect the value of the security. Debt securities are valued by using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service then the securities will be valued at the mean between bid and offer. Securities for which quotations are not available are priced at "fair value", as determined by the Fund's securities valuation committee according to the Fund's pricing procedures, as approved and reviewed by the Fund's Board of Directors. Money market instruments having less then 60 days to maturity are valued at amortized cost, which approximates market value.
   The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the investment adviser or affiliated companies. Valuations are determined according to pricing procedures approved and reviewed by a majority of the Directors who are not interested persons.

INCOME TAXES

It is the intention of the Fund to distribute substantially all net investment income and net short-term realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net short-term realized gains distributed to shareholders.

   As set forth in the prospectus, the Fund does not intend to distribute net realized long-term capital gains. The Fund intends to retain and reinvest such gains and accordingly, pay applicable income taxes on the excess of such gains over net realized short-term capital losses, if any. For the year ended December 31, 2000, the Fund paid capital gains tax of $5,108,911. Information about the tax credit will be provided by the Fund's transfer agent, Equiserve, by March 31, 2001. For further information, please contact Equiserve at 1-800-317-4445.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER

Security transactions are accounted for on the trade date. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis except for interest in default, or interest deferred by a change in the terms of the loan agreement, which is recorded when earned and deemed collectible.
   Distributions to common shareholders are recorded on the ex-dividend date. The Fund receives earnings credits from the custodian when positive balances are maintained, which are used to offset custody fees. These credits were $8,722 for the year ended December 31, 2000. The expenses paid under this agreement is included in its respective expense caption on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

NOTE B -- INVESTMENTS

Private placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission
(SEC). The terms under which private placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.
   The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $160,653,500 and $168,016,412, respectively, as of December 31, 2000.

NOTE C -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Prior to January 1, 2001, Lincoln Investment Management, Inc. ("LIM") managed the Fund's investment portfolio, maintained its accounts and records, and furnished the services of individuals to perform executive and administrative functions of the Fund. In return for these services, LIM received a management fee of .21875% of net assets of the Fund as of the close of business on the last business day of the quarter (.875% on an annual basis). Effective July 1, 2000, LIM has elected to waive 0.10% of its management fee for the period July 1, 2000 through June 30, 2001. Delaware Management Company (DMC) provided sub-advisory services for the Fund.
   As a result of the consolidation of the investment management business of LNC, DMC became the Fund's investment adviser effective on January 1, 2001. DMC serves as the Fund's adviser under an advisory agreement substantially identical to the agreement previously in effect with LIM and for the same management fee. DMC is a series of Delaware Management Business Trust, a wholly-owned subsidiary of LNC.
   Certain officers and directors of the Fund are also officers or directors of the Adviser and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund. Delaware Service Company, Inc., which is an affiliate of DMC, provides accounting services for the Fund.

NOTE D -- INCOME TAXES

The cost of investments for federal income tax purposes is $127,400,513. At December 31, 2000, the aggregate gross unrealized appreciation on investments was $16,502,001 and the aggregate gross unrealized depreciation was $31,911,628.

NOTE E -- SHARE REPURCHASE PROGRAM

On March 22, 2000, the Board of Directors authorized the repurchase by the Fund of up to 5% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It was intended both to provide additional liquidity to those shareholders that elected to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintained their investment. For the fiscal year ended December 31, 2000, the Fund repurchased 192,450 of its shares, for a total cost of $3,353,064 at a weighted average discount of 19.32% from net asset value. The discount of individual purchases ranged from 6.97% - 30.28%.

NOTE F -- CONTINGENCIES

In May 2000, a suit was filed against the Lincoln National Convertible Securities Fund, Inc. (the "Fund") and its directors in the United States District Court for the Eastern District of Pennsylvania. Goldstein v. Lincoln National Convertible Securities Fund, Inc., Case No. 00-CV-2653. The plaintiff is a stockholder of the Fund who, in April 2000, expressed an intention (a) to nominate candidates for the two director positions that were to be filled at the Fund's 2000 annual meeting in May, (b) to move that the shareholders pass a certain resolution at the 2000 annual meeting in May and (c) to solicit proxies. The Fund informed him that it would not permit him to raise the matters he wished to raise at the 2000 annual meeting because he had failed to notify the Fund of his intentions prior to a January 2000 deadline that had been announced in the Fund's proxy statement for the prior year. In the action, the plaintiff claims that it was illegal for the Fund to enforce this deadline and that the defendants made false and misleading statements in the proxy materials that the Fund disseminated in connection with the 2000 annual meeting. The primary relief that the plaintiff seeks is an order compelling the Fund to put up two classes of its staggered board for election at the 2001 annual meeting--the class that would ordinarily be put up for election at that meeting but also the class that was elected at the 2000 annual meeting. If he were to prevail, the plaintiff would also seek an award of attorneys' fees and expenses, which we believe could be in the amount of several hundred thousand dollars. The Fund has asserted counterclaims against the plaintiff, contending that arrangements he has with various beneficial holders of the Fund's shares have given rise to violations of the federal securities laws. The case is scheduled to be tried starting on April 16, 2001, and we anticipate a ruling will be forthcoming prior to the Fund's 2001 annual meeting in May.
   In addition, in January 2001, an action was filed against the Fund and its directors in the Circuit Court for Baltimore City, Maryland. This action purports to have been brought on behalf of a class consisting of all the Fund's shareholders. The allegations in this action are functionally identical to those in the action described above. The defendants have not yet been served in this new action.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Lincoln Convertible Securities Fund:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Lincoln Convertible Securities Fund (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA
February 20, 2001

DIRECTORS & OFFICERS OF THE FUND

DIRECTORS             DESCRIPTIONS OF OCCUPATIONS AND RESPONSIBILITIES

Thomas L. Bindley     President, Bindley Capital Corporation;
                      Director, Midas, Inc.; Director, Strategic Equipment and
                      Supply Corporation; Director, Lincoln National Income
                      Fund, Inc.; Director, Junior Achievement of Chicago.

Richard M. Burridge   Vice President, Paine Webber; Consultant,
                      Cincinnati Financial Corporation; Director, Lincoln
                      National Income Fund, Inc; Chairman of the Board, Fort
                      Dearborn Income Securities, Inc.

Adela Cepeda          President, A.C. Advisory, Inc.; Commissioner, Chicago
                      Public Building Commission;Director, Lincoln National
                      Income Fund, Inc.; Director and Vice President, Harvard
                      Club of Chicago; Trustee, Ravina Festival Association;
                      Trustee, Window to the World Communications, Inc. (PBS,
                      Channel 11).

Roger J. Deshaies     Senior Vice President, Finance, Brigham and Women's
                      Hospital; Corporate Director, Partners Health System;
                      Director, Lincoln National Income Fund, Inc.

David K. Downes       President and Chief Executive Officer, Delaware
                      Investments Family of Funds; President and Director,
                      Lincoln National Income Fund, Inc.; Executive Vice
                      President, Chief Operating Officer and Chief Financial
                      Officer, Delaware Management Business Trust.

H. Thomas McMeekin    Director, Lincoln National Income Fund, Inc.; Managing
                      Partner, Griffin Investments, LLC.

Daniel R. Toll        Director, Lincoln National Income Fund, Inc.; Director,
                      Wiss, Janney, Elstner Associates, Inc.; Trustee, INEX
                      Insurance Exchange.

OFFICERS

David K. Downes       President
Robert D. Schwartz    Vice President
Michael P. Bishof     Treasurer
David F. Connor       Secretary

CORPORATE INFORMATION

DIVIDEND DISBURSING AGENT, TRANSFER AGENT
AND REINVESTMENT PLAN AGENT

Equiserve - First Chicago Division
P.O. Box 2500
Jersey City, NJ  07303-2500
1-800-317-4445

INVESTMENT ADVISER

Delaware Lincoln Investment Advisers
Two Commerce Square
Philadelphia, PA  19103

INVESTMENT SUBADVISER

Delaware Management Company
One Commerce Square
Philadelphia, PA  19103

ADMINISTRATOR

Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA  19103

STOCK EXCHANGE

The Fund's stock is traded on the New York Stock Exchange (NYSE) under the symbol of LNV.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Any registered shareholder of Lincoln National Convertible Securities Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the Plan). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desire to participate in the Plan, you must become a registered holder by transferring the shares to your name.
   To participate in the Plan, you must complete and forward an authorization card to Equiserve, the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of common stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's Common Stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's Common Stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than 30 days prior to the dividend payment date.
   Shares will be held by the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.
   There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.
   If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.
   You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.
   For additional information on the Plan, please write to: Equiserve, P.O. Box 2500, Jersey City, NJ 07303-2500, or call 1-800-317-4445.

                       This Page Intentionally Left Blank

DELAWARE LINCOLN INVESTMENT ADVISERS
TWO COMMERCE SQUARE
PHILADELPHIA, PA 19103

Delaware Lincoln Investment Advisers is
the investment manager for the
Lincoln National Income Fund, Inc.


               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                               2000 Annual Report



Form 23296-1 2/01                                                  (4307) J6767